    As filed with the Securities and Exchange Commission on January 24, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2000


                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-7849                        22-1867895
---------------               ----------------               -------------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


        165 Mason Street, P.O. Box 2518, Greenwich, CT      06836-2518
        ----------------------------------------------      ----------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events

     On December 8, 2000, W. R. Berkley Corporation (the "Company") and Bank of America, N.A. ("BofA") entered into a First Amendment to Credit Agreement (the "First Amendment"), amending the Credit Agreement, dated as of December 10, 1999, among the Company, BofA, as administrative agent, and the other financial institutions party thereto (the "Credit Agreement"). In connection therewith, on December 14, 2000, the Company, BofA and Wells Fargo Bank, N.A. entered into an Augmenting Agreement (the "Augmenting Agreement"). Pursuant to the First Amendment and the Augmenting Agreement, the termination date of the Credit Agreement was extended from December 8, 2000 to December 7, 2001.

     The First Amendment and the Augmenting Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

         10.1 First Amendment to Credit Agreement, dated as of December 8, 2000, between W. R. Berkley Corporation and Bank of America, N.A.

         10.2 Augmenting Agreement, dated as of December 14, 2000, among W. R. Berkley Corporation, Bank of America, National Association, as Administrative Agent, and Wells Fargo Bank, N.A.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By: /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer

Date: January 24, 2001



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                                  EXHIBIT INDEX

Exhibit
-------

10.1 First Amendment to Credit Agreement, dated as of December 8, 2000, between W. R. Berkley Corporation and Bank of America, N.A.

10.2 Augmenting Agreement, dated as of December 14, 2000, among W. R. Berkley Corporation, Bank of America, National Association, as Administrative Agent, and Wells Fargo Bank, N.A.